                                   EXHIBIT 99

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                    PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350

In connection with the Form 10-Q (the "Report") of Ferro Corporation
(the "Company")    [Name of Report]                [Name of Company]

for the period ending March 31, 2003, I, Hector R. Ortino, Chairman and
                          [Date]                    [Name of Officer]
Chief Executive Officer of the Company,  certify that:
      [Title]

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hector R. Ortino
------------------------------------
Hector R. Ortino
Chairman and Chief Executive Officer

Dated:   May 14, 2003
         ---------------------------


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
                                   Exhibit 99

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                    PRINCIPAL FINANCIAL OFFICER PURSUANT TO
                                 18 U.S.C. 1350

In connection with the Form 10-Q (the "Report") of Ferro Corporation
(the "Company")    [Name of Report]                [Name of Company]

for the period ending March 31, 2003, I, J. William Heitman, Vice President, Finance and Acting Chief Financial Officer, certify that :

                         [Date]              [Name of Officer]         [Title]



     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. William Heitman
---------------------------------------------
J. William Heitman
Vice President, Finance and Acting Chief Financial Officer

Dated:   May 14, 2003
         ---------------------------


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